UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-3694

Oppenheimer Gold & Special Minerals Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 3/31/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

	Shares	Value
Common Stocks—95.3%
Energy—0.0%
Oil, Gas & Consumable Fuels—0.0%
Anglo Pacific Group plc	60,000	$126,864
Industrials—0.2%
Commercial Services & Supplies—0.2%
Clean TeQ Holdings Ltd.[1]	1,950,000	1,774,222
Materials—95.1%
Chemicals—0.2%
Johnson Matthey plc	45,000	1,923,747
Metals & Mining—94.9%
Agnico Eagle Mines Ltd.	613,000	25,788,910
Alamos Gold, Inc., Cl. A2	10,000	52,005
Alamos Gold, Inc., Cl. A2	530,000	2,761,300
Americas Silver Corp.[1,3]	2,395,000	7,863,430
AngloGold Ashanti Ltd., Sponsored ADR	555,000	5,266,950
Argonaut Gold, Inc.[1]	620,000	1,183,840
Arizona Mining, Inc.[1]	6,165,000	19,380,021
Atalaya Mining plc[1]	710,000	2,116,979
Atlantic Gold Corp.[1]	6,930,000	10,596,577
Australian Mines Ltd.[1]	19,500,000	1,540,786
Avino Silver & Gold Mines Ltd.[1]	2,270,000	3,143,950
B2Gold Corp.[1,4]	11,300,000	30,849,000
Barkerville Gold Mines Ltd.[1]	6,840,000	3,291,652
Barrick Gold Corp.	1,266,000	15,761,700
Base Resources Ltd.[1]	18,100,000	3,783,224
Centamin plc	7,760,000	16,817,309
Centerra Gold, Inc.[1]	70,000	401,521
Central Asia Metals plc	470,000	2,106,945
Coeur Mining, Inc.[1]	10,000	80,000
Continental Gold, Inc.[1]	4,080,000	11,210,618
Dacian Gold Ltd.[1]	7,160,000	16,267,598
Dalradian Resources, Inc.[1]	3,210,000	2,391,897

	Shares	Value
Metals & Mining (Continued)
Detour Gold Corp.[1]	2,218,000	$22,449,428
Dundee Precious Metals, Inc.[1]	430,000	1,027,982
Eldorado Gold Corp.[1]	2,353,511	1,976,949
Endeavour Mining Corp.[1]	3,641,600	67,187,357
Equinox Gold Corp.[1]	110,000	94,772
Evolution Mining Ltd.	27,040,065	63,282,957
Falco Resources Ltd.[1]	3,200,000	1,962,200
Ferroglobe plc[1]	674,000	7,232,020
Finders Resources Ltd.[1]	4,200,000	549,907
First Quantum Minerals Ltd.	573,000	8,045,617
Fortuna Silver Mines, Inc.[1]	620,000	3,233,904
Franco-Nevada Corp.	168,000	11,489,520
Gascoyne Resources Ltd.[1]	6,467,888	2,729,437
Gold Road Resources Ltd.[1]	17,552,220	11,072,766
Gold Standard Ventures Corp.[1]	3,310,312	5,395,809
Goldcorp, Inc.[4]	709,600	9,806,672
Golden Star Resources Ltd.[1]	12,047,660	7,071,976
Guyana Goldfields, Inc.[1]	4,980,000	19,249,738
Highland Gold Mining Ltd.	5,730,000	12,328,395
HudBay Minerals, Inc.	1,152,000	8,154,803
Ivanhoe Mines Ltd., Cl. A1	17,250,000	36,418,675
Kenmare Resources plc[1]	160,000	508,023
Kidman Resources Ltd.[1]	1,250,000	2,024,200
Kirkland Lake Gold Ltd.	4,518,767	70,042,905
Klondex Mines Ltd.[1]	3,100,000	7,338,844
Leagold Mining Corp.[1]	4,550,000	9,217,604
Lundin Gold, Inc.[1]	809,400	3,241,746
Lydian International Ltd.[1]	700,000	233,632

1        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Metals & Mining (Continued)
Metals X Ltd.	5,100,000	$2,848,165
Millennium Minerals Ltd.[1]	14,500,000	2,539,719
Mineral Resources Ltd.	524,737	6,933,460
New Century Resources Ltd.[1]	2,670,000	2,522,640
New Gold, Inc.[1]	1,100,000	2,838,000
Newcrest Mining Ltd.	30,000	451,012
Newmont Mining Corp.[4]	1,415,923	55,320,112
Northern Star Resources Ltd.	8,350,000	40,567,967
Novo Resources Corp.[1]	660,000	2,228,432
OceanaGold Corp.	3,220,000	8,672,643
Osisko Mining, Inc.[1]	3,200,000	6,333,683
Pan American Silver Corp.	84,000	1,356,600
Pantoro Ltd.[1]	11,500,000	2,620,899
Perseus Mining Ltd.[1]	17,900,000	6,471,476
Pilbara Minerals Ltd.[1]	5,020,000	3,244,215
Polymetal International plc	321,000	3,309,224
Polyus PJSC, GDR	190,000	7,428,879
Pretium Resources, Inc.[1]	2,455,000	16,311,406
Randgold Resources Ltd., ADR	370,952	30,878,044
Real Gold Mining Ltd.[1,5]	10,400,000	13,252
Resolute Mining Ltd.	11,940,478	11,572,252
Roxgold, Inc.[1]	2,900,000	2,273,451
Royal Gold, Inc.	239,000	20,522,930
Saracen Mineral Holdings Ltd.[1]	3,000,000	4,122,216
SEMAFO, Inc.[1]	3,440,000	9,906,004
Sibanye Gold Ltd., Sponsored ADR	1,490,000	5,945,100
SolGold plc[1]	18,100,000	5,387,705
SSR Mining, Inc.[1]	450,000	4,320,000
Superior Gold, Inc.[1]	220,000	221,989
Tahoe Resources, Inc.	707,900	3,320,051
Teranga Gold Corp.[1]	2,520,000	8,782,396
TMAC Resources, Inc.[1]	845,000	5,194,551

	Shares	Value
Metals & Mining (Continued)
Torex Gold Resources, Inc.[1]	3,817,000	$23,434,990
Trevali Mining Corp.[1]	16,097,000	16,242,558
Victoria Gold Corp.[1]	10,540,000	2,945,162
Wesdome Gold Mines Ltd.[1,3]	7,965,100	12,117,512
Westgold Resources Ltd.[1]	11,568,294	13,366,858
Wheaton Precious Metals Corp.	5,000	101,850
		928,691,453
Total Common Stocks (Cost $809,195,226)		932,516,286

	Units
Rights, Warrants and Certificates—0.0%
Osisko Mining, Inc. Wts. Strike Price 1CAD, Exp. 12/31/49[1] (Cost $20,297)	100,000	47

	Shares
Investment Company—4.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[3,6] (Cost $45,227,159)	45,227,159	45,227,159
Total Investments, at Value (Cost $854,442,682)	99.9%	977,743,492
Net Other Assets (Liabilities)	0.1	519,355
Net Assets	100.0%	$978,262,847

2        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Americas Silver Corp.	740,000	1,655,000	—	2,395,000
Oppenheimer Institutional Government Money Market Fund, Cl. E	40,901,081	225,359,140	221,033,062	45,227,159
Wesdome Gold Mines Ltd.	4,920,000	3,045,100	—	7,965,100

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Americas Silver Corp.	$7,863,430	$—	$—	$ (909,035)
Oppenheimer Institutional Government Money Market Fund, Cl. E	45,227,159	316,927	—	—
Wesdome Gold Mines Ltd.	12,117,512	—	—	(4,797,324)

Total	$65,208,101	$316,927	$—	$ (5,706,359)

4. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements  with respect to outstanding written options. The aggregate market value of such securities is $21,996,382. See Note 6 of the accompanying Consolidated Notes.

5. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

6. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
Canada	$534,435,736	54.7%
Australia	208,958,618	21.4
United States	132,726,068	13.6
Jersey, Channel Islands	43,440,072	4.4
Egypt	16,817,309	1.7
United Kingdom	16,777,281	1.7
South Africa	11,212,050	1.1
Russia	10,738,104	1.1
Cyprus	2,116,979	0.2
Ireland	508,023	0.1
China	13,252	0.0

Total	$977,743,492	100.0%

3        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written at March 31, 2018
Description	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
Agnico Eagle Mines Ltd. Call	USD 50.000	5/18/18	USD (1)	USD 4,207	$160,505	$ (17,000)
Barrick Gold Corp. Put	USD 13.000	6/15/18	USD (2)	USD 2,490	165,161	(206,000)
Centerra Gold, Inc. Put	CAD 6.000	7/20/18	CAD (2)	CAD 1,478	44,751	(16,300)
Coeur Mining, Inc. Put	USD 8.000	9/21/18	USD (2)	USD 1,600	206,019	(190,000)
Endeavour Mining Corp. Call	CAD 25.000	7/20/18	CAD (2)	CAD 4,754	192,406	(178,523)
Endeavour Mining Corp. Put	CAD 22.000	7/20/18	CAD (1)	CAD 2,377	115,604	(73,738)
Ferroglobe plc Put	USD 12.500	9/21/18	USD (1)	USD 1,073	181,958	(257,500)
Franco-Nevada Corp. Put	USD 75.000	4/20/18	USD (1)	USD 6,839	206,954	(680,000)
Kirkland Lake Gold Ltd. Put	USD 17.500	4/20/18	USD (1)	USD 773	214,959	(103,750)
Kirkland Lake Gold Ltd. Put	USD 12.500	4/20/18	USD (1)	USD 1,546	88,957	(5,000)
Kirkland Lake Gold Ltd. Call	CAD 22.000	7/20/18	CAD (1)	CAD 1,997	78,569	(67,916)
Kirkland Lake Gold Ltd. Call	CAD 20.000	4/20/18	CAD (2)	CAD 3,994	112,602	(93,143)
Kirkland Lake Gold Ltd. Call	CAD 21.000	4/20/18	CAD (1)	CAD 1,997	90,075	(23,286)
Kirkland Lake Gold Ltd. Call	CAD 19.000	4/20/18	CAD (1)	CAD 1,997	79,088	(100,904)
Pan American Silver Corp. Put	USD 17.000	4/20/18	USD (1)	USD 1,615	127,605	(118,000)
Tahoe Resources, Inc. Put	USD 5.000	6/15/18	USD (1)	USD 469	106,956	(72,500)
Torex Gold Resources, Inc. Put	CAD 12.000	4/20/18	CAD (1)	CAD 791	100,411	(318,236)

Total Exchange-Traded Options Written					$2,272,580	$ (2,521,796)

Glossary:

Currency abbreviations indicate amounts reporting in currencies

CAD	Canadian Dollar

4        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer Gold & Special Minerals Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as  described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Gold & Special Minerals Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in gold bullion and other precious metals, Gold ETFs, commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts), and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 8 shares with net assets of $106,911 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

5        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

6        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Energy	$—	$126,864	$—	$126,864
Industrials	—	1,774,222	—	1,774,222
Materials	680,162,988	250,438,960	13,252	930,615,200
Rights, Warrants and Certificates	47	—	—	47
Investment Company	45,227,159	—	—	45,227,159
Total Assets	$725,390,194	$252,340,046	$13,252	$977,743,492

Liabilities Table
Other Financial Instruments:
Exchange-Traded Options written, at value	$(2,521,796)	$—	$—	$(2,521,796)
Total Liabilities	$(2,521,796)	$—	$—	$(2,521,796)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

7        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The table below shows the transfers between Level 1 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Rights, Warrants and Certificates	$23,134	$(23,134)
Total Assets	$23,134	$(23,134)

* Transferred from Level 3 to Level 1 due to the presence of a readily available unadjusted quoted market price.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to  special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds  advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

8        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

4. Investments and Risks (Continued)

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Concentration Risk. Concentration risk is the risk that the Fund’s investments in securities of companies in one industry may cause it to be more exposed to changes in that industry or market sector as compared to a more broadly diversified fund.

The Fund invests primarily in the mining and metals industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

9        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could

10        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

At period end, the Fund had no purchased options outstanding.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being

11        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $323,005 and $1,173,155 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment

12        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

6. Use of Derivatives (Continued)

obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

13        OPPENHEIMER GOLD & SPECIAL MINERALS FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Gold & Special Minerals Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018